     AMENDMENT No. 3, dated as of October 31, 2002 (this "Amendment"), to the Loan and Security Agreement, dated as of October 29, 2001 (as heretofore or hereafter amended, supplemented and otherwise modified, the "Agreement"), among Woodworkers Warehouse, Inc. (the "Borrower"), the financial institutions listed on the signature pages hereof (such financial institutions, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders") and Bank of America, N.A. as agent for the Lenders (in its capacity as agent, the "Agent").

                              W I T N E S S E T H :

     WHEREAS, the Borrower, the Agent and the Lenders are parties to the Agreement;

     WHEREAS, the Borrower has requested that the Lenders modify and waive certain provisions of the Agreement and the Lenders are willing to do so on the terms and conditions as hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein have the respective meanings ascribed thereto in the Agreement.

     2. Waiver of Certain Covenants. The Lender hereby waives any non-compliance by Borrower with the financial covenants set forth in Section 10.27 for the Fiscal Quarter ended August 24, 2002.

     3. Amendments to the Agreement. The Agreement is hereby amended as follows:

               (a) Section 1 of the Agreement is hereby amended by adding the following paragraph at the end of the definition of "EBITDA":

          "EBITDA shall exclude one time severance, recruiting and legal cost of $751,000 and up to an additional $200,000 of such costs, including legal and professional fees in connection with the Chapter 11 Case No. 00-15431-CJK to be paid no later than February 28, 2003.

               (b) Section 1 of the Agreement is hereby amended by deleting the words "borrowed money" in the definition of Fixed Charges Ratio and replacing them with the word "Debt".

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               (c) The following new Section 10.26 of the Agreement is hereby added:

          "10.26 EBITDA. On a consolidated basis, the Borrower shall have cumulative EBITDA for the four consecutive fiscal quarters ended on the last day of the fiscal quarter set forth below of not less than the amount set forth below opposite such fiscal quarter:

          Period Ending                             EBITDA
          -------------                             ------
          November, 2002                            $350,000.00"

               (d) Section 10.27 of the Agreement is hereby deleted in its entirety and replaced with the following:

          "10.27 Fixed Charges Ratio. Borrower on a consolidated basis shall maintain a Fixed Charges Ratio, determined as of the last day of each fiscal quarter set forth below for the preceding four fiscal quarters ending on such last day, of not less than the amounts set forth below:

                                                                 Ratio
                                                                 -----
          February, 2003                                       60   : 1.00
          May, 2003                                            75   : 1.00
          August, 2003                                         90   : 1.00
          November, 2003 (and each fiscal quarter thereafter)  1.00 : 1.00


     4. Representations and Warranties. To induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants as follows, with the same effect as if such representations and warranties were set forth in the
Agreement:

          (1) The Borrower has the power and authority to enter into this Amendment and has taken all corporate action required to authorize the Borrower's execution, delivery and performance of this Amendment. This Amendment has been duly executed and delivered by the Borrower, and the Agreement, as amended hereby, constitutes the valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms. The execution, delivery, and performance of this Amendment and the Agreement, as amended hereby, by the Borrower will not violate its certificate of incorporation or by-laws or any material agreement or legal requirement binding on the Borrower.



                                       2

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          (ii) On the date hereof and after giving effect to the terms of this
               Amendment, (A) the Agreement and the other Loan Documents are in full force and effect and constitute binding obligations, enforceable against the Borrower in accordance with their respective terms; (B) no Default or Event of Default has occurred and is continuing; and (C) the Borrower has no defense to or setoff, counterclaim or claim against payment of the Obligations and enforcement of the Loan Documents based upon a fact or circumstance existing or occurring on or prior to the date hereof.

     5. Limited Effect. Except as expressly amended hereby, all of the covenants, representations and warranties (including, without limitation, those found in Section 9.1), and provisions of the Agreement are and shall continue to be in full force and effect. Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import and each reference in the other Loan Documents to the Agreement shall mean and be a reference to the Agreement as amended hereby.

     6. Conditions of Effectiveness. This Amendment shall become effective when and only when (a) this Amendment shall be executed and delivered by the Borrower and the Majority Lenders and (b) the Agent shall have received, for the pro-rata benefit of each Lender, a fee in connection with the execution of this Amendment of $30,000.00.

     7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.

     8. Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts, each of which shall be an original, and all of which taken together shall be deemed to constitute one and the same instrument.

     9. Amendment. No modification or waiver of any provision of this Amendment, or any consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.


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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                           "BORROWER"

                           Woodworkers Warehouse, Inc.

                           By: /s/ Walter S. Spokowski
                               ------------------------------
                               Name: Walter S. Spokowski
                               Title: CEO & President

                           "AGENT"

                           Bank of America, N.A.
                             as the Agent

                           By: /s/ William J. Wilson
                               ------------------------------
                               Name: William J. Wilson
                               Title: Vice President

                           "LENDERS"

                           Bank of America, N.A.
                             as a Lender

                           By: /s/ William J. Wilson
                               ------------------------------
                               Name: William J. Wilson
                               Title: Vice President

                           Foothill Capital Corporation

                           By: /s/ Juan Barrera
                               ------------------------------
                               Name: Juan Barrera
                               Title: Assistant Vice President

                           Transamerica Business Capital Corporation

                           By: /s/ Michael S. Burns
                               ------------------------------
                               Name: Michael S. Burns
                               Title: Senior Vice President


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